PSYK ETF
Schedule of Investments
February 28, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 99.9%
	Biotechnology - 68.6% (a)
4,900	ATAI Life Sciences NV (b)	$28,126
72	Biogen, Inc. (b)	15,193
252	Biohaven Pharmaceutical Holding Company, Ltd. (b)	29,915
630	Cerevel Therapeutics Holdings, Inc. (b)	16,676
254	CRISPR Therapeutics AG (b)	15,588
492	Denali Therapeutics, Inc. (b)	16,019
1,042	GH Research plc (b)	17,193
632	H Lundbeck AS	15,335
654	Intra-Cellular Therapies, Inc. (b)	36,284
16,142	Mind Medicine MindMed, Inc. (b)	19,693
1,050	Myriad Genetics, Inc. (b)	25,599
2,664	NRX Pharmaceuticals, Inc. (b)	7,965
730	Sage Therapeutics, Inc. (b)	26,550
3,910	Seelos Therapeutics, Inc. (b)	4,145
7,174	VistaGen Therapeutics, Inc. (b)	10,044
		284,325
	Healthcare-Services - 0.3%
3,244	AIkido Pharma, Inc. (b)	1,341
	Pharmaceuticals - 31.0% (a)
1,136	Compass Pathways plc - ADR (b)	16,404
204	Jazz Pharmaceuticals plc (b)	28,034
60	Johnson & Johnson	9,874
212	Neurocrine Biosciences, Inc. (b)	19,052
590	Relmada Therapeutics, Inc. (b)	12,101
250	Sarepta Therapeutics, Inc. (b)	19,153
20,496	Tonix Pharmaceuticals Holding Corporation (b)	3,790
154	UCB SA	16,870
1,412	Zynerba Pharmaceuticals, Inc. (b)	3,191
		128,469
	TOTAL COMMON STOCKS (Cost $420,604)	414,135

	SHORT-TERM INVESTMENTS - 0.1%
587	First American Government Obligations Fund - Class X, 0.03% (c)	587
	TOTAL SHORT-TERM INVESTMENTS (Cost $587)	587
	TOTAL INVESTMENTS - 100.0% (Cost $421,191)	414,722
	Liabilities in Excess of Other Assets - (0.0)% (d)	(139)
	NET ASSETS - 100.0%	$414,583

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(a)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of February 28, 2022.
(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at February 28, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$414,135	$-	$-	$414,135
Short-Term Investments	587	-	-	587
Total Investments in Securities	$414,722	$-	$-	$414,722
^See Schedule of Investments for breakout of investments by industry.
For the period ended February 28, 2022, the Fund did not recognize any transfers to or from Level 3.